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                                                           EXHIBIT NO. 21
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                      MERCANTILE BANCORPORATION INC.
                               SUBSIDIARIES
                           AS OF MARCH 10, 1994

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                                                                 State or Other
                                                                 Jurisdiction of
SUBSIDIARY                                                       Incorporation
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Mercantile Bancorporation Incorporated of Illinois . . . . . . . . . Missouri
         Alton Downtown Parking, Inc.. . . . . . . . . . . . . . . . Illinois
         Mercantile Bank of Illinois National Association. . . .United States
         Mercantile Bank of Centralia National Association . . .United States
         Mercantile Bank of Carlyle. . . . . . . . . . . . . . . . . Illinois
         Mercantile Bank of Mt. Vernon . . . . . . . . . . . . . . . Illinois
         First Service Corporation . . . . . . . . . . . . . . . . . Illinois

Ameribanc, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . Missouri
         Mercantile Bank of St. Louis National Association . . .United States
            Manley Investment Company. . . . . . . . . . . . . . . . Missouri
            Mercantile Bank International. . . . . . . . . . . .United States
            Mercantile Business Credit, Inc. . . . . . . . . . . . . Missouri
            Mercantile Investment Services, Inc. . . . . . . . . . . Missouri
            Mercantile Mortgage Company. . . . . . . . . . . . . . . Missouri
               Mississippi Valley Life Insurance Company . . . . . . .Arizona
            Mercantile Center Associates . . . . . . . . . . . . . . Missouri
            Mercantile Properties, Inc.. . . . . . . . . . . . . . . Missouri
               Mercantile Center Redevelopment Corporation . . . . . Missouri
            Mississippi Valley Advisors, Inc.. . . . . . . . . . . . Missouri
            Sangamon Investment Company. . . . . . . . . . . . . . . Missouri
            United Postal Financial Services Inc.. . . . . . . . . . Missouri
               Tower Grove Service Corporation . . . . . . . . . . . Missouri
            Metropolitan Savings Service Corporation . . . . . . . . Missouri
               Lending Express, L.P. . . . . . . . . . . . . . . . . Missouri
               Metro Insurance Agency. . . . . . . . . . . . . . . . Missouri

         United Postal Savings Association . . . . . . . . . . . . . Missouri
            Moneymatic Corporation . . . . . . . . . . . . . . . . . Missouri

         Mercantile Bank of Kansas City. . . . . . . . . . . . . . . Missouri
            MBTC Services, Inc.. . . . . . . . . . . . . . . . . . . . Kansas

         Mercantile Bank of St. Joseph National Association. . .United States
            Coffey Bancorporation, Inc.. . . . . . . . . . . . . . . Missouri

         Mercantile Trust Company National Association . . . . .United States
         Mercantile Bank of Boone County . . . . . . . . . . . . . . Missouri
         Mercantile Bank of Missouri Valley. . . . . . . . . . . . . Missouri
         Mercantile Bank of Trenton National Association . . . .United States
         Mercantile Bank of North Central Missouri . . . . . . . . . Missouri
         Mercantile Bank of Northwest Missouri . . . . . . . . . . . Missouri
         Mercantile Bank of Franklin County. . . . . . . . . . . . . Missouri

         Mercantile Bank of Plattsburg . . . . . . . . . . . . . . . Missouri


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            American Property and Casualty Co. . . . . . . . . . . . Missouri

         Mercantile Bank of Phelps County. . . . . . . . . . . . . . Missouri

         Mercantile Bank of Lake of the Ozarks . . . . . . . . . . . Missouri
            American Insurors Company. . . . . . . . . . . . . . . . Missouri

         American Bancorporation Inc.. . . . . . . . . . . . . . . . Missouri
         Ameribanc Data Services Corporation . . . . . . . . . . . . Missouri
         American Investment Center, Inc.. . . . . . . . . . . . . . Missouri

Mercantile Acquisition Corporation of Kansas I . . . . . . . . . . . . Kansas

MidAmerican Corporation. . . . . . . . . . . . . . . . . . . . . . . . Kansas
         Mercantile Bank of Topeka National Association. . . . .United States
         Mercantile Bank of Lawrence National Association. . . .United States

         Mercantile Bank of Kansas . . . . . . . . . . . . . . . . . . Kansas
            Kaw Valley Building Corporation, Inc.. . . . . . . . . . . Kansas
            Kansas Trust Company . . . . . . . . . . . . . . . . . . . Kansas

         MidAmerican Insurance Agency Inc. . . . . . . . . . . . . . . Kansas
         MidAmerican Building Corporation. . . . . . . . . . . . . . . Kansas

Crown Bancshares II, Inc.. . . . . . . . . . . . . . . . . . . . . . . Kansas

Mercantile Bank of Cape Girardeau. . . . . . . . . . . . . . . . . . Missouri
Mercantile Bank of Doniphan National Association . . . . . . . .United States
Mercantile Bank of Flora National Association. . . . . . . . . .United States
Mercantile Bank of Jefferson County. . . . . . . . . . . . . . . . . Missouri
Mercantile Bank of Joplin National Association . . . . . . . . .United States
Mercantile Bank of Memphis . . . . . . . . . . . . . . . . . . . . . Missouri
Mercantile Bank of the Mineral Area. . . . . . . . . . . . . . . . . Missouri
Mercantile Bank of Monett National Association . . . . . . . . .United States
Mercantile Bank of Montgomery City National Association. . . . .United States
Mercantile Bank of Perryville. . . . . . . . . . . . . . . . . . . . Missouri
Mercantile Bank of Pike County . . . . . . . . . . . . . . . . . . . Missouri
Mercantile Bank of Poplar Bluff. . . . . . . . . . . . . . . . . . . Missouri
Mercantile Bank of Ste. Genevieve. . . . . . . . . . . . . . . . . . Missouri
Mercantile Bank of West Central Missouri . . . . . . . . . . . . . . Missouri
Mercantile Bank of Sikeston. . . . . . . . . . . . . . . . . . . . . Missouri
Mercantile Bank of Stoddard/Bollinger Counties National
  Association. . . . . . . . . . . . . . . . . . . . . . . . . .United States
Mercantile Bank of Table Rock Lake . . . . . . . . . . . . . . . . . Missouri
Mercantile Bank of Willow Springs. . . . . . . . . . . . . . . . . . Missouri
Mercantile Bank of Wright County . . . . . . . . . . . . . . . . . . Missouri

Mercantile Bank of Springfield . . . . . . . . . . . . . . . . . . . Missouri
         So-Mo Investments . . . . . . . . . . . . . . . . . . . . . Missouri

Mercantile Insurance Services, Inc.. . . . . . . . . . . . . . . . . Missouri
Franklin Finance Company . . . . . . . . . . . . . . . . . . . . . . Delaware
Convenience Financial Services Inc.. . . . . . . . . . . . . . . . . Missouri
Mercantile Card Services Inc.. . . . . . . . . . . . . . . . . . . . Missouri

Mercantile Acquisition Corporation IV. . . . . . . . . . . . . . . . . . Iowa
         The Waterloo Savings Bank . . . . . . . . . . . . . . . . . . . Iowa
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